N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08824

INTEGRITY FUND OF FUNDS, INC.

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

[Logo]

INTEGRITY FUND OF FUNDS, INC.

Semi-Annual Report
June 30, 2011

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479

*The Fund is distributed through Integrity Funds Distributor, LLC. Member FINRA

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Fund of Funds, Inc. (the "Fund") for the six months ended June 30, 2011. The Fund's portfolio and related financial statements are presented within for your review.

Prospects for accelerating economic growth have grown dimmer recently due to downward revisions of first-quarter economic activity and slowdowns across a broad set of indicators. Weakness in economic activities spanning manufacturing, consumer spending, jobs and housing has resulted in forecasted economic growth for 2011 to come in at 2.5%, down from 2.9% in the previous forecast and more than a full percentage point lower than the forecast at the beginning of the year.

Elevated inventories continue to put downward pressure on home prices, with many forecasts predicting that we still have not seen the bottom for home prices. Ultimately, the labor market holds the key to a housing recovery. Job growth is needed in order to activate housing demand; however hiring delays continue to push out a housing recovery.

Along with tepid housing activity, the recent slowdown is largely a consequence of three negative economic factors that developed in the early spring: 1) the sharp rise in fuel prices; 2) component shortages out of Japan; and 3) unusually bad weather. Any one of these factors would normally be expected to have a negative influence on business activity. But in combination, the economic impact has been significant.

Going forward these factors should moderate, or even reverse. Japan is recovering, and component supplies are rebounding, weather should return to more normalized patterns and gasoline prices have shown material declines since peaking in mid-May. While the upswing which started in 2009 appears to be at halftime, the economy and job growth are set to reaccelerate and corporate earnings should continue to grow. For one, new factory orders are still at levels consistent with a normal recovery, corporate balance sheets are solid with cash and wages are rising.

The Fund began the period at $12.91 and ended the period at $13.34 for a total return of 3.33%* versus the S&P 500 Index's return of 6.02%. Factors contributing to the underperformance were the Fund's exposure to funds over weighted in the financial sector and those funds with international equities.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Monte Avery

Senior Portfolio Manager

The views expressed are those of Monte Avery, Senior Portfolio Manager with Viking Fund Management, LLC ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.95%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.65%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Fund without CDSC	S&P 500 Index
12/31/00	$10,000	$10,000
12/31/01	$7,846	$8,811
12/31/02	$6,184	$6,864
12/31/03	$7,957	$8,833
12/31/04	$8,704	$9,794
12/31/05	$9,332	$10,275
12/31/06	$10,650	$11,898
12/31/07	$11,380	$12,552
12/31/08	$7,004	$7,908
12/31/09	$9,247	$10,001
12/31/10	$10,336	$11,507
6/30/11	$10,680	$12,200

Average Annual Total Returns for the periods ending June 30, 2011

	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
Without CDSC	26.57%	1.03%	2.08%	2.01%	4.66%
With CDSC (3.00% maximum)	23.57%	0.04%	2.08%	2.01%	4.66%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph does not reflect the deduction of the maximum CDSC. Had the CDSC been included, performance would have been lower.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current investment adviser.

SCHEDULE OF INVESTMENTS June 30, 2011 (unaudited)

	Quantity	Fair Value

MUTUAL FUNDS (71.9%)

American Capital World Growth & Income Fund Class A	9,689	$359,069
American Growth Fund of America Class A	14,872	473,371
Davis New York Venture Class A	9,508	334,479
Dodge & Cox Stock Fund	3,202	363,795
Fairholme Fund	9,102	293,360
Fidelity Dividend Growth Fund	14,022	415,038
Sequoia Fund	1,435	207,134
T. Rowe Price Dividend Growth Fund	12,759	310,048
T. Rowe Price Equity Income Fund	17,675	434,639
T. Rowe Price New Era Fund	9,834	524,450
Vanguard Capital Opportunity Fund Investor Class	29,416	1,013,383
Vanguard Wellington Fund Investor Class	16,491	531,662
Yacktman Fund	18,793	337,335
		5,597,763
EXCHANGE TRADED FUNDS (27.0%)

iShares Dow Jones Oil&Gas E&P Index	4,600	319,194
PowerShares QQQ NASDAQ 100	7,000	399,350
Vanguard Dividend Appreciation Index Fund	7,900	442,321
Vanguard Large-Cap ETF	7,000	424,130
Vanguard Growth ETF	8,000	517,520
		2,102,515

TOTAL MUTUAL FUNDS/ETFs (COST: $7,353,196)		$7,700,278

SHORT-TERM SECURITIES (2.0%)	Shares
^Wells Fargo Advantage Cash Investment Money Market 0.034% (COST: $154,678)	154,678	$154,678

TOTAL INVESTMENTS IN SECURITIES (COST: $7,507,874) (100.9%)		$7,854,956
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.9%)		(66,416)

NET ASSETS (100.0%)		$7,788,540

^Variable rate security; rate shown represents rate as of June 30, 2011

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities June 30, 2011 (unaudited)

ASSETS
Investments in securities, at cost	$7,507,874

Investments in securities, at value	$7,854,956
Cash	2,077
Accrued dividends receivable	7,945
Accrued interest receivable	5
Receivable due from manager	419
Prepaid expenses	3,280
Total assets	$7,868,682

LIABILITIES
Payable for Fund shares redeemed	60,112
Payable to affiliates	12,254
Accrued expenses	7,776
Total liabilities	$80,142

NET ASSETS	$7,788,540

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.0001 par value, 1,000,000,000 shares authorized	$8,694,988
Accumulated undistributed net realized gain (loss) on investments	(1,221,140)
Accumulated undistributed net investment income (loss)	(32,390)
Unrealized appreciation (depreciation) on investments	347,082

NET ASSETS	$7,788,540

Shares outstanding	583,741
Net asset value per share*	$13.34

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Operations For the six months ended June 30, 2011 (unaudited)

INVESTMENT INCOME
Interest	$100
Dividends	34,596
Total investment income	$34,696

EXPENSES
Investment advisory fees	$36,592
Service fees	10,165
Transfer agent fees	8,003
Accounting service fees	11,713
Administrative service fees	8,035
Professional fees	1,409
License, fees, and registrations	2,545
Transfer agent out-of-pockets	613
Custodian fees	1,469
Other expenses	584
Total expenses	$81,128
Less expenses waived or reimbursed	(14,042)
Total net expenses	$67,086

NET INVESTMENT INCOME (LOSS)	$(32,390)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$44,374
Net change in unrealized appreciation (depreciation) of investments	258,807
Net realized and unrealized gain (loss) on investments	$303,181

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$270,791

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended 6/30/2011*	Year Ended 12/31/2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(32,390)	$(56,989)
Net realized gain (loss) from investment transactions	44,374	(398,756)
Net change in unrealized appreciation (depreciation) on investments	258,807	1,326,365
Net increase (decrease) in net assets resulting from operations	$270,791	$870,620

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$85,108	$716,676
Cost of shares redeemed	(741,696)	(1,864,718)
Net increase (decrease) in net assets resulting from capital share transactions	$(656,588)	$(1,148,042)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(385,797)	$(277,422)
NET ASSETS, BEGINNING OF PERIOD	$8,174,337	$8,451,759
NET ASSETS, END OF PERIOD	$7,788,540	$8,174,337

Accumulated undistributed net investment income	$0	$0

*Unaudited.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: Organization

The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is a North Dakota business corporation organized on June 1, 1994 and commenced operations on January 1, 1995.

The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in other open-end investment companies which, in turn, invest principally in equity securities.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Investments in ETFs are valued at the closing price obtained from the respective primary exchange on which the security is listed. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Directors.

Investments in mutual funds are valued at the net asset value ("NAV") per share most recently determined and reported by the respective mutual fund. Integrity Fund Services obtains such quotations from a pricing service. If the pricing service fails to receive the NAV from the underlying mutual fund, a daily news source from the internet will be used as the pricing source, along with a telephone call to the underlying mutual fund. If the NAV is unreportable by the underlying fund group on the current day, IFS will wait until the next business morning to obtain the price from the underlying fund group and then price and verify the NAV for the Fund. Refer to Note 3 for further disclosures related to the inputs used to value the Fund's investments.

Contingent deferred sales charge—Shares purchased on or before April 30, 2007, may be subject to a 1.50% contingent deferred sales charge "CDSC" if redeemed within five years. Shares purchased after April 30, 2007, may be subject to a 3.00% CDSC if redeemed within three years of purchase.

Federal and state income taxes—The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for the tax years before 2007.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. The Fund will declare and pay dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments.) The following is a summary of the inputs used to value the Fund's investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Short-Term Securities	$154,678	$0	$0	$154,678
Mutual Funds	5,597,763	0	0	5,597,763
ETFs	2,102,515	0	0	2,102,515
Total	$7,854,956	$0	$0	$7,854,956

See schedule of investments to view by type of obligation. The Fund did not hold any Level 3 assets during the six months ended June 30, 2011. There were no transfers into or out of Level 1 or Level 2 during the six months ended June 30, 2011. The Fund considers transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

NOTE 4: Investment Transactions

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $0 and $559,815, respectively, for the six months ended June 30, 2011.

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

	Year Ended June 30, 2011	Year Ended December 31, 2010
Shares sold	6,308	61,210
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(55,540)	(159,691)
Net increase (decrease)	(49,232)	(98,481)

NOTE 6: Income Tax Information

At June 30, 2011, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $7,507,874. The net unrealized appreciation of investments based on the cost was $347,083, which is comprised of $737,623 aggregate gross unrealized appreciation and $390,540 aggregate gross unrealized depreciation.

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($1,265,514)	($88,275)	($1,177,239)

Capital loss carryforwards may be used to offset future capital gains. The capital loss carryforwards amounts will expire in each of the years ended December 31 as shown in the following table.

Year	Unexpired Capital Losses
2011	$513,913
2016	$299,017
2017	$53,828
2018	$398,756
Total	$1,265,514

For the year ended December 31, 2010, the Fund made $1,709,000 in permanent reclassifications to reflect tax character due to capital loss carryforward expirations. and reclassified $59,989 of net investment loss against paid-in capital on the statement of assets and liabilities.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management ("Viking Fund Management" or "VFM"), the Fund's investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Fund's sponsor.

VFM provides investment advisory and management services to the Fund. The Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, until April 30, 2012, so that the net annual operating expenses of the Fund do not exceed 1.65%. After this date, the expense limitations may be terminated or revised. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider's fees before voluntarily or contractually waiving VFM's management fee. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Fund are also Officers and Governors of VFM.

IFD serves as the principal underwriter for the Fund and receives CDSC proceeds from applicable redemptions. The Fund currently pays an annual service fee of up to 0.25% of the average daily net assets of the Fund. IFD, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts. Certain Officers of the Fund are also Officers and Governors of IFD.

IFS acts as the Fund's transfer agent. Prior to June 1, 2011, the transfer agent fee was a monthly variable fee equal to 0.20% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million plus reimbursement of out-of-pocket expenses. Beginning June 1, 2011, the transfer agent fee was a monthly variable fee equal to 0.18% of the Fund's average daily net assets on an annual basis for the Fund's first $200 million and at a lower rate on the average daily net assets in excess of $200 million plus reimbursement of out-of-pocket expenses.

IFS also acts as the Fund's accounting services agent. Prior to June 1, 2011, the accounting fee was a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million plus reimbursement of out-of-pocket expenses. Beginning June 1, 2011, the accounting services fee was combined with the administrative services fee.

IFS also acts as the Fund's administrative services agent. Prior to June 1, 2011, the administrative fee was a monthly variable fee equal to 0.15% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million plus out-of-pocket expenses. Beginning June 1, 2011, the administrative fee was a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% of the Fund's average daily net assets on an annual basis for the Fund's first $200 million and at a lower rate on the average daily net assets in excess of $200 million plus reimbursement of out-of-pocket expenses.

Certain Officers of the Fund are also Officers and Governors of IFS.

	VFM	IFD		IFS
	Advisory Fees*	CDSC	Service Fees	Transfer Agency Fees*	Accounting Service Fees*	Admin. Service Fees*
Six Months Ended 6/30/11	$36,592	$6,875	$10,165	$3,949	$5,481	$4,279
Payable 6/30/11	$5,761	$2,092	$1,600	$747	$0	$1,876
* After waivers and reimbursements, if any.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/30/11*	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06
NET ASSET VALUE, BEGINNING OF PERIOD	$12.91	$11.55	$8.75	$14.23	$13.35	$11.74

Income (loss) from investment operations:
Net investment income (loss)	$(0.06)	$(0.09)	$0.00	$0.00	$0.05	$0.05
Net realized and unrealized gain (loss) on investments	0.49	1.45	2.80	(5.47)	0.86	1.61
Total from investment operations	$0.43	$1.36	$2.80	$(5.47)	$0.91	$1.66

Less Distributions:
Dividends from net investment income	$0.00	$0.00	$0.00	$(0.01)	$(0.03)	$(0.05)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	0.00
Returns of capital	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	$0.00	$0.00	$0.00	$(0.01)	$(0.03)	$(0.05)

NET ASSET VALUE, END OF PERIOD	$13.34	$12.91	$11.55	$8.75	$14.23	$13.35

Total Return[1]	6.66%[5]	11.77%	32.03%	(38.45%)	6.85%	14.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$7,789	$8,174	$8,452	$6,071	$13,483	$9,890
Ratio of expenses to average net assets after waivers[2,3]*	1.65%[5]	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets before waivers[3]*	2.00%[5]	2.21%	2.67%	2.33%	2.10%	2.51%
Ratio of net investment income to average net assets[4]*	(0.80%)[5]	(0.70%)	0.03%	(0.02%)	0.34%	0.51%
Portfolio turnover rate	0.00%	39.50%	16.36%	2.46%	19.38%	16.47%

[1]	Excludes any applicable CDSC.

[2]	This row reflects the impact, if any, of fee waivers and reimbursements by the Advisor and/or affiliated service providers.

[3]	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

[4]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[5]	Annualized.

*	Average net assets was calculated using a 360-day period.

*Unaudited.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire period.

Actual expenses—The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes—The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/31/10	Ending Account Value 6/30/11	Expenses Paid During Period*	Annualized Expense Ratio

Actual	$1,000.00	$1,033.31	$8.39	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	$8.32	1.65%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the one-half year period, and divided by the total number of days in the fiscal year (to reflect the one-half year period).

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through the Fund's website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Fund's website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce its expenses, the Fund may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. The Distributor will begin sending you individual copies 30 days after receiving your request.

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Equity Funds
Williston Basin/Mid-North America Stock Fund
Integrity Growth & Income Fund
Viking Small-Cap Value Fund

Corporate Bond Fund
Integrity High Income Fund

Specialty Fund
Integrity Fund of Funds

State-Specific Tax-Exempt Bond Funds
Viking Tax-Free Fund for North Dakota
Viking Tax-Free Fund for Montana
Kansas Municipal Fund
Kansas Insured Intermediate Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Item 2. CODE OF ETHICS.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on Form N-CSR.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	The registrant's code of ethics filed pursuant to Item 2 of the N-CSR is filed with the registrant's annual N-CSR.

	(2)	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Integrity Fund of Funds, Inc.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

August 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

August 24, 2010

By: /s/ Adam Forthun
Adam Forthun
Treasurer

August 24, 2010